Kayne Anderson

Energy Total Return Fund

FIRST QUARTER REPORT
FEBRUARY 28, 2007

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 134.4%
Equity Investments(a) — 113.0%
United States — 88.8%
MLP(b) — 31.9%
Atlas Energy Resources, LLC	75	$1,826
Atlas Pipeline Partners, L.P.	170	8,159
BreitBurn Energy Partners L.P.	45	1,233
Calumet Specialty Products Partners, L.P.	222	9,116
Crosstex Energy, L.P.	118	4,435
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(c)(d)	356	11,911
DCP Midstream Partners, LP	58	2,130
Energy Transfer Partners, L.P.	95	5,229
Enterprise Products Partners L.P.	1,457	44,454
Ferrellgas Partners, L.P.	38	869
Global Partners LP	123	3,567
Hiland Partners, LP	56	3,037
Holly Energy Partners, L.P.	102	4,723
Inergy, L.P.	168	5,205
Legacy Reserves LP(d)	46	1,120
Magellan Midstream Partners, L.P.	269	11,313
Martin Midstream Partners L.P.	198	7,189
Natural Resource Partners L.P. — Subordinated Units	54	3,430
ONEOK Partners, L.P.	173	11,183
Penn Virginia Resource Partners, L.P.	152	4,102
Plains All American Pipeline, L.P.	1,387	76,952
Regency Energy Partners LP	299	8,215
Sunoco Logistics Partners L.P.	107	6,020
Targa Resources Partners LP(d)	48	1,147
TC PipeLines, LP	129	4,674
TC PipeLines, LP — Unregistered(c)	145	4,989
Teekay LNG Partners L.P.	99	3,652
Teekay Offshore Partners L.P.(e)	73	2,178
TEPPCO Partners, L.P.	62	2,659
Universal Compression Partners, L.P.	224	6,673
Valero L.P.	118	7,455
Williams Partners L.P.	26	1,123

		269,968

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 30.0%
Atlas America, Inc.(f)	52	$2,802
Crosstex Energy, Inc.	1,079	35,020
Enbridge Energy Management, L.L.C.(g)	503	25,702
Energy Transfer Equity, L.P.(h)	449	15,137
Hiland Holdings GP, LP(h)	86	2,429
Kinder Morgan, Inc.(i)	441	46,587
Kinder Morgan Management, LLC(g)	2,256	112,843
MarkWest Hydrocarbon, Inc.(i)	76	4,784
ONEOK, Inc.	144	5,999
Penn Virginia Corporation	22	1,533

		252,836

Marine Transportation — 19.3%
Aries Maritime Transport Limited	1,003	8,685
Arlington Tankers Ltd.	744	17,360
Danaos Corporation	167	3,942
Diana Shipping Inc.	754	14,413
Double Hull Tankers, Inc.	1,408	20,451
Eagle Bulk Shipping Inc.	510	10,203
Euroseas Ltd.	14	133
Genco Shipping & Trading Limited	647	19,667
General Maritime Corporation	87	3,742
Nordic American Tanker Shipping Limited	382	12,613
Omega Navigation Enterprises, Inc.	648	9,452
Quintana Maritime Limited	771	10,643
Seaspan Corporation	858	21,875
Ship Finance International Limited	381	9,909

		163,088

Coal — 3.8%
Alpha Natural Resources, Inc.(f)	96	1,388
Arch Coal, Inc.	249	7,745
CONSOL Energy Inc.(i)	100	3,567
Foundation Coal Holdings, Inc.	112	3,700
Massey Energy Company	118	2,858

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Coal — (Continued)
Peabody Energy Corporation(i)	310	$12,544

		31,802

Royalty Trust — 3.8%
Cross Timbers Royalty Trust	70	3,123
Hugoton Royalty Trust	249	6,061
MV Oil Trust	403	9,157
Permian Basin Royalty Trust	504	7,441
San Juan Basin Royalty Trust	191	6,006

		31,788

Total United States (Cost $606,252)		749,482

Canada — 24.2%
Royalty Trust — 24.2%
ARC Energy Trust	748	13,753
Baytex Energy Trust	413	7,293
Bonavista Energy Trust	857	21,798
Bonterra Energy Income Trust	98	1,964
Canadian Oil Sands Trust	50	1,167
Canetic Resources Trust	1,306	16,695
Crescent Point Energy Trust	1,389	20,899
Daylight Resources Trust	491	4,346
Enerplus Resources Fund	149	6,428
Fairborne Energy Trust	792	6,534
Focus Energy Trust	487	7,279
Fording Canadian Coal Trust	101	2,524
Harvest Energy Trust	602	14,155
NAL Oil & Gas Trust	559	6,142
Paramount Energy Trust	92	892
Pengrowth Energy Trust	354	6,040
Penn West Energy Trust	808	24,253
Peyto Energy Trust	947	13,646
Progress Energy Trust	282	3,058
Shiningbank Energy Income Fund	692	8,036
Thunder Energy Trust	181	743
Trilogy Energy Trust	280	2,450
Vermilion Energy Trust	323	8,775

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Royalty Trust — (Continued)
Zargon Energy Trust	261	$5,709

Total Canada (Cost $237,935)		204,579

Total Equity Investments (Cost $844,187)		954,061

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investments — 21.4%
United States — 17.8%
Marine Transportation — 2.7%
Navios Maritime Holdings, Inc.	9.500%	12/15/14	$10,500	10,789
OMI Corporation	7.625	12/01/13	4,000	4,040
Ship Finance International Limited	8.500	12/15/13	7,651	7,823

				22,652

Coal — 3.7%
Alpha Natural Resources, Inc.	10.000	6/01/12	9,825	10,611
Arch Western Finance, LLC	6.750	7/01/13	4,235	4,161
Massey Energy Company	6.875	12/15/13	10,500	10,080
Peabody Energy Corporation	4.750	12/15/66	6,500	6,411

				31,263

Other Energy — 11.4%
Allis-Chalmers Energy Inc.	9.000	1/15/14	8,870	8,981
Carrizo Oil & Gas, Inc.	(j)	7/21/10	17,446	17,707
CDX Funding, LLC	(k)	3/31/13	8,750	8,837
Clayton Williams Energy, Inc.	7.750	8/01/13	10,000	9,500
Coldren Resources, Inc.	(l)	7/14/11	1,039	1,049
Coldren Resources, Inc.	(m)	7/14/11	6,461	6,526
Mariner Energy, Inc.	7.500	4/15/13	9,000	8,798
NRG Energy, Inc.	7.375	2/01/16	5,000	5,100
Petrohawk Energy Corporation	9.125	7/15/13	9,500	10,094
SandRidge Energy, Inc.	(n)	11/20/07	2,500	2,512
SemGroup, L.P.	8.750	11/15/15	1,500	1,523
Targa Resources, Inc.	8.500	11/01/13	15,500	15,732

				96,359

Total United States (Cost $149,706)				150,274

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Canada — 3.6%
Royalty Trust — 2.7%
Baytex Energy Ltd.	9.625%	7/15/10	$11,215	$11,776
Harvest Operations Corp.	7.875	10/15/11	11,500	11,097

				22,873

Other Energy — 0.9%
Trident Exploration Corp.	(o)	4/26/11	3,258	3,405
Trident Exploration Corp.	(o)	4/26/12	3,542	3,701

				7,106

Total Canada (Cost $30,099)				29,979

Total Fixed Income Investments (Cost $179,805)				180,253

Total Long-Term Investments (Cost $1,023,992)				1,134,314

Short-Term Investment — 4.0%
Repurchase Agreement — 4.0%
Bear, Stearns & Co. Inc. (Agreement dated 2/28/07 to be repurchased at $33,448), collateralized by $34,416 in U.S. Treasury Bond Strips (Cost $33,443)	5.270	3/01/07		33,443

Total Investments — 138.4% (Cost $1,057,435)				1,167,757

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
FEBRUARY 28, 2007
(amounts in 000’s, except option contracts written)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(f)
United States
MLP Affiliate
Kinder Morgan Inc., call option expiring 3/17/07 @ $105.00	1,000	$(125)

Coal
CONSOL Energy Inc., call option expiring 3/17/07 @ $35.00	1,000	(95)
Peabody Energy Corporation, call option expiring 3/17/07 @ $40.00	2,000	(300)

		(395)

Total Option Contracts Written (Premiums received $505)		(520)

Unrealized Depreciation on Interest Rate Swap Contracts		(170)
Other Liabilities		(36,395)

Total Liabilities		(37,085)
Unrealized Appreciation on Interest Rate Swap Contracts		1,702
Other Assets		11,629

Total Liabilities in Excess of Other Assets		(23,754)
Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable to Common Stockholders		$844,003

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 34.1% of its net assets invested in securities treated as publicly traded partnerships at February 28, 2007, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Fair valued securities, restricted from public sale.

(d)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(e)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(f)	Security is non-income producing.

(g)	Distributions are paid-in-kind.

(h)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(i)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(j)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 475 basis points (10.11% as of February 28, 2007).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
FEBRUARY 28, 2007
(UNAUDITED)

(k)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 525 basis points (10.61% as of February 28, 2007).

(l)	Floating rate letter of credit facility. Security pays interest at a rate of LIBOR less 12.5 basis points (5.24% as of February 28, 2007).

(m)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 400 basis points (9.36% as of February 28, 2007).

(n)	Floating rate senior unsecured bridge loan facility. Security pays interest at a rate of LIBOR + 450 basis points (10.19% as of February 28, 2007).

(o)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 750 basis points (12.86% as of February 28, 2007).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2007
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,023,992)	$1,134,314
Repurchase agreement (Cost — $33,443)	33,443

Total investments (Cost — $1,057,435)	1,167,757
Cash denominated in foreign currency (Cost of $467)	464
Deposits with brokers	462
Receivable for securities sold (Cost — $3,586)	3,586
Interest, dividends and distributions receivable (Cost — $6,947)	7,004
Prepaid expenses	113
Unrealized appreciation on interest rate swap contracts	1,702

Total Assets	1,181,088

LIABILITIES
Payable for securities purchased (Cost — $33,274)	33,274
Investment management fee payable, net of fee waiver	2,046
Call option contracts written, at fair value (Premiums received — $505)	520
Unrealized depreciation on interest rate swap contracts	170
Accrued directors’ fees and expenses	51
Accrued expenses and other liabilities	1,024

Total Liabilities	37,085

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$844,003

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,674,715 shares issued, 31,910,440 shares outstanding and 199,979,000 shares authorized)	$32
Paid-in capital, less distributions in excess of taxable income	756,061
Accumulated net investment income less distributions not treated as tax return of capital	(11,402)
Accumulated net realized gains less distributions not treated as tax return of capital	(12,581)
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	111,893

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$844,003

NET ASSET VALUE PER COMMON SHARE	$26.45

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $982)	$14,279
Return of capital	(4,983)

Net dividends and distributions	9,296
Interest	3,815

Total Investment Income	13,111

Expenses
Investment management fees	3,447
Professional fees	69
Administration fees	153
Reports to stockholders	52
Custodian fees	74
Directors’ fees	52
Insurance	47
Other expenses	213

Total Expenses — Before Investment Management Fee Waivers and Auction Agent Fees	4,107
Investment management fee waivers	(347)
Auction agent fees	188

Total Expenses	3,948

Net Investment Income	9,163

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	(3,434)
Foreign currency transactions	(116)
Options	605
Income from interest rate swap contracts	276

Net Realized Losses	(2,669)

Net Change in Unrealized Gains/(Losses)
Investments	42,227
Foreign currency translations	74
Options	440
Interest rate swap contracts	888

Net Change in Unrealized Gains	43,629

Net Realized and Unrealized Gains	40,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,123
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,824)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$46,299

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three
	Months Ended		For the Fiscal
	February 28, 2007		Year Ended
	(Unaudited)		November 30, 2006

OPERATIONS
Net investment income	$9,163		$37,230
Net realized gains/(loss)	(2,669)		14,040
Net change in unrealized gains	43,629		60,828

Net Increase in Net Assets Resulting from Operations	50,123		112,098

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends	(3,824	)(1)	(13,721	)(2)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS Dividends from net investment income	(2,669	)(1)	(27,243	)(2)
Dividends from net realized gains	—		(25,762	)(2)
Distributions — tax return of capital	(11,428	)(1)	(1,088	)(2)

Dividends/Distributions to Common Stockholders	(14,097)		(54,093)

CAPITAL STOCK TRANSACTIONS
Underwriting discounts and offering expenses associated with the issuance of common stock	—		165
Underwriting discounts and offering expenses associated with the issuance of preferred stock	131		(3,508)
Common stock purchased under the share repurchase program (764,275 shares)	—		(17,640)
Issuance of 231,202 and 239,513, shares of common stock from reinvestment of distributions, respectively	5,607		5,799

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	5,738		(15,184)

Total Increase in Net Assets Applicable to Common Stockholders	37,940		29,100

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS Beginning of period	806,063		776,963

End of period	$844,003		$806,063

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the three months ended February 28, 2007 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Fund’s operating results during the period.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2006 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2007
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$50,123
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(178,397)
Proceeds from sale of investments	150,795
Proceeds from short-term investments, net	4,837
Realized losses on investments, options and interest rate swap contracts	2,553
Return of capital distributions	4,983
Unrealized gains (excluding impact on cash of $3 of foreign currency translations)	(43,626)
Amortization of bond premium	171
Decrease in deposits with brokers	115
Decrease in receivable for securities sold	3,071
Increase in interest, dividend and distributions receivables	(271)
Decrease in prepaid expenses	161
Increase in payable for securities purchased	16,973
Increase in investment management fee payable	1,017
Decrease in option contracts written	(649)
Increase in accrued directors’ fees and expenses	1
Increase in accrued expenses and other liabilities	287

Net Cash Provided by Operating Activities	12,144

CASH FLOWS FROM FINANCING ACTIVITIES
Underwriting discount and offering expenses associated with the issuance of shares of common and preferred stock	131
Cash dividends paid to preferred stockholders	(3,824)
Cash dividends and distributions paid to common stockholders	(8,490)

Net Cash Used in Financing Activities	(12,183)

NET DECREASE IN CASH	(39)
CASH — BEGINNING OF PERIOD	503

CASH — END OF PERIOD	$464

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Fund’s dividend reinvestment plan of $5,607.

During the three months ended February 28, 2007, state taxes paid were $119.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

	For the				For the
	Three Months				Period
	Ended		For the Fiscal		June 28, 2005(1)
	February 28,		Year Ended		through
	2007		November 30,		November 30,
	(Unaudited)		2006		2005

Per Share of Common Stock
Net asset value, beginning of period	$25.44		$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	0.29		1.17		0.23
Net realized and unrealized gains	1.29		2.34		0.33

Total income from investment operations	1.58		3.51		0.56

Dividends — Preferred Stockholders(3)
Dividends from net investment income	(0.12)		(0.44)		—

Dividends/Distributions — Common Stockholders(3) Dividends from net investment income	(0.09)		(0.86)		(0.23)
Dividends from net realized gain	—		(0.81)		(0.04)
Distributions — tax return of capital	(0.36)		(0.03)

Total dividends/distributions — Common Stockholders	(0.45)		(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	—		0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		(0.11)		—

Total capital stock transactions	—		(0.06)		—

Net asset value, end of period	$26.45		$25.44		$24.13

Market value per share of common stock, end of period	$26.55		$25.00		$21.10

Total investment return based on common stock market value(4)	8.15%		27.17%		(14.62)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$844,003		$806,063		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	1.98%		1.84%		1.47%
Ratio of expenses to average net assets, excluding investment management fee waivers	2.16%		2.11%		1.72%
Ratio of net investment income to average net assets	4.60%		4.64%		2.31%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	23.23%		12.26%		2.36%
Portfolio turnover rate	13.81	%(6)	63.75	%(6)	23.18	%(6)
Auction Rate Preferred Stock, end of period	$300,000		$300,000		—
Asset coverage of Auction Rate Preferred Stock	381.33%		368.69%		—
Average amount of borrowings outstanding per share of common stock during the period	—		$0.08		—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares outstanding of 31,787,132; 31,809,344 and 32,204,000, for the three months ended February 28, 2007, for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized for the three months ended February 28, 2007 and for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(6)	Not annualized for the three months ended February 28, 2007 and for the period June 28, 2005 through November 30, 2005. For the three months ended February 28, 2007, for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005 calculated based on the sales of long-term investments of $150,795; $642,858 and $89,565 divided by the monthly average long-term investment balance of $1,091,642; $1,008,403 and $386,316, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2007
(amounts in 000’s, except option contracts written, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Former Adviser”) on May 27, 2005. Effective December 31, 2006, Kayne Anderson assigned the Investment Management Agreement to its subsidiary, KA Fund Advisors, LLC (“KAFA “or the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis. The Fund holds securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KAFA investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2007, the Fund held 2.0% of its net assets applicable to common stockholders (1.4% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $16,900.

Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures maybe

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2007, there were no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the three months ended February 28, 2007, the Fund estimated that 90% of the MLP distributions received and 9% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $4,983 of dividends and distributions received from its investments. This resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $1,164 and $3,819, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the tax character of the dividend until the January after the end of the fiscal year. The Fund informed its common stockholders in January 2007 that 98 percent of its dividends paid during fiscal year 2006 were characterized as ordinary income for federal tax purposes. The Fund will inform its common stockholders of the tax character of dividends during that fiscal year in January following such fiscal year.

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2006, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $14,734. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of February 28, 2007, the principal temporary differences were $7,159 of realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules, and disallowed partnership losses related to the Fund’s MLP investments.

For the fiscal year ended November 30, 2006, the tax character of the total $54,093 dividends and distributions paid to common stockholders was $53,005 (ordinary income) and, $1,088 (return of capital). For the fiscal year ended November 30, 2006, the tax character of the $13,721 dividend paid to preferred stockholders was ordinary income.

At February 28, 2007, the identified cost of investments for Federal income tax purposes was $1,067,276, and the cash received on option contracts written was $505. At February 28, 2007, gross unrealized appreciation and depreciation of investments and options for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$149,295
Gross unrealized depreciation of investments (including options)	(48,830)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	100,465
Unrealized appreciation on interest rate swap contracts	1,522
Unrealized depreciation on foreign currency related translations	54

Net unrealized appreciation	$102,041

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated”. Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of February 28, 2007, the Fund has not evaluated the impact that will result from adopting FIN 48.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

L. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock and the issuance of each series of the preferred stock were charged to paid-in capital when the shares were issued.

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

A. Investment Management Agreement — The Fund has entered into an Investment Management Agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the first year of the Fund’s investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson had contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), KAFA has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the three months ended February 28, 2007, the fee waiver amounted to $347.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

B.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of securities that it holds as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

C. Other Affiliates — For the three months ended February 28, 2007, KA Associates, Inc., an affiliate of the Adviser, earned approximately $10 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of shares/units held, the acquisition date, purchase price, aggregate cost, and fair value as of February 28, 2007, value per share/unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

								Percent	Percent
		Number of	Acquisition	Purchase			Value Per	of Net	of Total
Investment	Security	Shares/Units	Date	Price	Cost	Fair Value	Share/Unit	Assets(1)	Assets

Crosstex Energy, L.P.	Senior Subordinated Units(2)	356	6/29/06	$10,000	$10,000	$11,911	$33.42	1.4%	1.0%
TC PipeLines, LP	Common Units (2)	145	2/20/07	5,000	5,000	4,989	34.50	0.6	0.4

				$15,000	$15,000	$16,900		2.0%	1.4%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

6.	Option Contracts Written

Transactions in written call options for the three months ended February 28, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of period	9,633	$1,154
Options written	13,030	1,948
Options written terminated in closing purchase transactions	(3,151)	(262)
Options exercised	(12,668)	(1,946)
Options expired	(2,844)	(389)

Options outstanding at end of period	4,000	$505

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

7.	Investment Transactions

For the three months ended February 28, 2007, the Fund purchased and sold securities in the amount of $178,397 and $150,795 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

8.	Revolving Credit Line

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. The credit line is secured by Fund assets held in custody by Custodial Trust Company. For the three months ended and as of February 28, 2007, the Fund had no borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 outstanding shares and each in the amount of $100,000. The Fund has authorized a total of 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C Preferred Stock as of February 28, 2007 were 5.05%, 5.05%, and 5.03%, respectively. The weighted average dividend rates of Series A, B and C Preferred Stock for the three months ended February 28, 2007, were 5.09%, 5.12% and 5.09%, respectively. Each rate includes the applicable rate based on the latest results of the auction, and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of February 28, 2007, the Fund has entered into

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

six interest rate swap contracts with UBS AG as summarized below. For all six swaps, the Fund receives a floating rate, based on one-month LIBOR.

			Unrealized
	Nominal	Fixed Rate	Appreciation/
Termination Dates	Amount	Paid by the Fund	(Depreciation)

11/01/2010	$50,000	4.46%	$689
1/09/2011	25,000	4.75	89
11/01/2012	25,000	4.30	743
11/14/2013	25,000	5.00	(139)
11/16/2013	10,000	4.95	(27)
12/30/2015	25,000	4.85	177

	$160,000		$1,532

At February 28, 2007, the weighted average duration of the interest rate swap contracts was 5.5 years and the weighted average fixed interest rate was 4.65%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 31,910,440 shares of common stock outstanding at February 28, 2007, Kayne Anderson owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2007, were as follows:

Shares outstanding at November 30, 2006	31,679,238
Shares issued through reinvestment of distributions	231,202

Shares outstanding at February 28, 2007	31,910,440

12.	Subsequent Events

On April 13, 2007, the Fund paid a dividend to its common stockholders in the amount of $0.455 per share, for a total of $14,519. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,305 was reinvested into the Fund for 192,427 newly issued shares of common stock.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550 Houston, TX 77002	Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kayneetr.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.